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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) January 6, 2000



                 J.P. Morgan Commercial Mortgage Finance Corp.

              (Exact Name of Registrant as Specified in Charter)


                 Delaware                                  333-87441                                 13-3789046
-------------------------------------------         ------------------------            -----------------------------------
     (State or Other Jurisdiction of                (Commission File Number)            (I.R.S. Employer Identification No.)
              Incorporation)



                                60 Wall Street
                           New York, New York 10260
                           -------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060


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


Item 5.    Other Events
------     -------------

Filing of Collateral Term Sheet.
-------------------------------


         In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2000-C9, J.P. Morgan Securities Inc. and ABN AMRO Incorporated (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheet") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

         The Collateral Term Sheet is attached hereto as Exhibit 99. These Collateral Term Sheet supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

    Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
    ------  ------------------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

               Exhibit No                                Description
               ----------                                ------------

                99                                       Collateral Term Sheet

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        J.P. Morgan Commercial Mortgage
                                 Finance CORP.




                         By:/s/ Clive Bull
                            -----------------------------
                            Name:    Clive Bull
                           Title:   Vice President



Dated:   January 10, 2000

                                 Exhibit Index




                 Exhibit                                      Page
                 -------                                      ----

99             Collateral Term Sheet                           6

                                  EXHIBIT 99




JPMC 2000 C9 QUESTION RESPONSES

Client:             Eric Gould, Met Life
Salesperson:        Jack Fields
Date:               January 6, 2000
Responder:          Theresa Dooley

The following are responses to some of the questions on JPMC 2000-C9 collateral. These responses are derived directly from information contained in the preliminary prospectus.

1. Page S-19 states that appraisals were completed on each property between the years of 1997 and 1999. The percentage by allocated current loan balance for each year is as follows:

        ---------------------------------------------------
                                        % of Allocated
        Year       No. of Properties    Current Balance
        ---------------------------------------------------
        1997       3                    1.7%
        ---------------------------------------------------
        1998       16                   8.1%
        ---------------------------------------------------
        1999       145                  90.1%
        ---------------------------------------------------


2.  The three Holiday Inn properties were identified as follows:

    -------------------------------------------------------------------------
                                                % of
                                                Allocated
     Loan                                       Current
     Number  Property Name                      Balance       Property Type
    -------------------------------------------------------------------------
     15.2    Holiday Inn Express - Pineville    0.5%          Limited Service
    -------------------------------------------------------------------------
     79      Oshawa Holiday Inn                 0.4%          Full Service
    -------------------------------------------------------------------------
     127     Holiday Inn - Clarksville          0.2%          Full Service
    -------------------------------------------------------------------------


3. California represents 17.9% of the pool by allocated current loan balance. If a California property is within a ZIP code greater than 93600, it is designated as Northern California, otherwise it is considered Southern California.

    --------------------------------------------------------------------
                                                       % of California
                      No. of        % of Allocated     Allocated Current
      Location        Properties    Current Balance    Balance
    --------------------------------------------------------------------
      Northern          4             2.1%                11.8%
    --------------------------------------------------------------------
      Southern          22            15.7%               88.2%
    --------------------------------------------------------------------


4. An environmental site assessment of each of the mortgage properties was performed (in some cases, prior assessments were updated) in connection with the initial underwriting and origination of the mortgage loans. (page S-17)



__________________
Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by collateral information subsequently delivered and the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

5. The dollar amounts for the following reserve accounts were collected at origination:

     ------------------------------------------------------
     Reserve Account                       Total Collected
     ------------------------------------------------------
     Repairs & Remediation                      $4,803,259
     ------------------------------------------------------
     TI/LC                                      $3,031,318
     ------------------------------------------------------
     Environmental                                 $88,980
     ------------------------------------------------------
     Other                                      $4,680,910
     ------------------------------------------------------
     Total                                     $12,604,468
     ------------------------------------------------------


     The dollar amounts for the following escrow accounts are collected monthly:

     ------------------------------------------------------
     Monthly Escrow                        Total Collected
     ------------------------------------------------------
     Capital Expenses                             $347,325
     ------------------------------------------------------
     TI/LC                                        $274,155
     ------------------------------------------------------
     Environmental                                    $350
     ------------------------------------------------------
     Other                                          $2,264
     ------------------------------------------------------


TED



__________________
Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by collateral information subsequently delivered and the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.